UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2025
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MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendments to Employment Agreements
On February 4, 2025, the Compensation Committee of the Board of Directors of MediaAlpha, Inc. (the “Company”), approved amendments to the Amended and Restated Employment Agreements with Steven Yi and Eugene Nonko.
The amendment to Mr. Yi’s Employment Agreement provides that, commencing with bonuses for fiscal 2025, Mr. Yi shall participate in the annual cash incentive plan for the Company’s executives, rather than receiving annual performance-vesting restricted stock units with vesting provisions and targets that mirror the terms of the annual cash incentive plan. The amendment to Mr. Nonko’s Employment Agreement provides that, as Mr. Nonko will retire as the Company’s Chief Technology Officer effective June 30, 2025, he will not receive an award of performance-vesting restricted stock units for 2025.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

ITEM 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Fourth Amendment to Amended and Restated Employment Agreement among MediaAlpha, QuoteLab, LLC and Steven Yi, dated February 4, 2025
10.2	Fourth Amendment to Amended and Restated Employment Agreement among MediaAlpha, QuoteLab, LLC and Eugene Nonko, dated February 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: February 10, 2025	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary